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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 17, 2004
                                                         ---------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                      0-20943                  11-2880025
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)


499 Thornall Street
Edison, New Jersey                                                   08837
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (732) 590-1600
                      ------------------------------------
                         (Registrant's telephone number,
                              including area code)



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.     Other Events.

On August 17, 2004 the Company announced it will delay the filing of its second quarter 2004 quarterly report on Form 10-Q. The Company announced that it expects to file this report no later than September 17, 2004.

Item 9. Regulation FD Disclosure

On August 17, 2004 the Company issued a press release announcing the events described in Item 5. The press release is attached hereto as Exhibit 99 and incorporated by reference into this Item 9. The press release is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company.






                                     - 2 -


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                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   INTELLIGROUP, INC.

                                 By: /s/ David Distel
                                     ----------------
                                 Name:  David Distel
                                 Title: Chief Financial Officer and Treasurer


Date: August 17, 2004